July 19, 2011

BNY MELLON FUNDS TRUST

BNY Mellon Balanced Fund

Supplement to Prospectus
dated December 31, 2010

The following information supplements and supersedes any contrary information contained in the sections of the fund’s prospectus entitled “Fund Summary – BNY Mellon Balanced Fund – Principal Investment Strategy,” “– Principal Risks,” “– Performance” and “– Portfolio Management,” and “Fund Details – BNY Mellon Balanced Fund,” “– Investment Risks and Other Potential Risks” and “– Management”:

Effective on or about September 15, 2011 (the “Effective Date”), BNY Mellon Balanced Fund’s name will be changed to “BNY Mellon Asset Allocation Fund” and BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the fund’s investment adviser, will implement changes to the fund’s investment strategy as described below.  The fund’s investment objective –  to seek long-term growth of principal in conjunction with current income –  will not change; however, the underlying funds and the asset classes in which the fund will be permitted to invest, directly and/or through investment in the underlying funds, will be expanded to include the underlying funds and asset classes described below.

The fund’s portfolio managers will seek to implement the changes to the fund’s investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.  One or more of these factors could delay the full implementation of the changes to the fund’s investment strategy for a period of approximately six months from the Effective Date.

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As of the Effective Date, the fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the “underlying funds”), which in turn may invest directly in the asset classes described below.  To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes:

•      Large Cap Equities

•      Small Cap and Mid Cap Equities

•      Developed International and Global Equities

•      Emerging Markets Equities

•      Investment Grade Bonds

•      High Yield Bonds

•      Emerging Markets Debt

•      Diversifying Strategies

•      Money Market Instruments

The fund’s investment adviser allocates the fund’s investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets.  The underlying funds are selected by the fund’s investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.  The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders.  The fund may invest directly in the equity securities of companies with total market capitalizations of $5 billion or more and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations.  The asset classes and the fund’s initial targets and ranges (expressed as a percentage of the fund’s investable assets) for allocating its assets among the asset classes, and the affiliated underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Initial Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon U.S. Core Equity 130/30 Fund Dreyfus U.S. Equity Fund	26%	20% to 40%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Stock Fund BNY Mellon Small/Mid Cap Fund BNY Mellon Small Cap Stock Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund	11%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	7%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund Dreyfus Inflation Adjusted Securities Fund	32%	20% to 55%
High Yield Bonds Dreyfus High Yield Fund	2%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund Unaffiliated Investment Company	2%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	6%	0% to 20%
Money Market Instruments Direct Investments	3%	0% to 10%

The asset classes and the initial target weightings and ranges have been selected for investment over longer time periods based on the investment adviser’s expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund’s investment objective.  The target weightings will deviate over the short term because of market movements and fund cash flows.  If appreciation or depreciation in the value of selected securities or an underlying fund’s shares causes the percentage of the fund’s assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund’s assets, but is not required to do so.  The investment adviser normally considers reallocating the fund’s investments at least quarterly, but may do so more often in response to market conditions.  Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time.  The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate.  To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.

The fund, and certain of the underlying funds in which the fund may invest, may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts and swaps.  The fund may use such derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk or as part of a hedging strategy.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund’s assets allocated to the large cap equities asset class normally is invested directly in the equity securities of companies with total market capitalizations of $5 billion or more at the time of purchase, or in underlying funds that generally focus on stocks of large-capitalization companies.  Generally, these are established companies that are considered “known quantities.”  Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

In selecting large cap equity securities in which the fund invests directly, the investment adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•  value, or how a stock is priced relative to its perceived intrinsic worth

•  growth, in this case the sustainability or growth of earnings

•  financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The underlying funds in which the portion of the fund’s assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Focused Equity Opportunities Fund, BNY Mellon U.S. Core Equity 130/30 Fund, and Dreyfus U.S. Equity Fund.

BNY Mellon Focused Equity Opportunities Fund normally invests in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth.  This underlying fund’s portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this underlying fund’s assets.  This underlying fund may invest in the stocks of companies of any size, although it focuses on large cap companies.  This underlying fund invests primarily in equity securities of U.S. issuers.

BNY Mellon U.S. Core Equity 130/30 Fund focuses on growth and value stocks of large cap companies.  This underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  When this underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock.  When this underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock.  Normally, up to 130% of this underlying fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund’s assets will be in short positions.

Dreyfus U.S. Equity Fund invests primarily in equity securities of companies located in the United States of any market capitalization, although it focuses on large cap companies.  This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  The approach of this underlying fund’s portfolio managers is anchored to stock selection, building a portfolio from the bottom up through extensive fundamental research.  Market capitalization and sector allocations are results of, not part of, the investment process.

Small Cap and Mid Cap Equities

The portion of the fund’s assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies.  Small cap companies generally are new and often entrepreneurial companies.  Small cap companies can, if successful, grow faster than large cap companies and typically use profits for expansion rather than for paying dividends.  Their share prices are more volatile than those of larger companies.  Small companies fail more often.  Mid cap companies generally are established companies that may not be well known.  Mid cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

The underlying funds in which the portion of the fund’s assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Stock Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon Small Cap Stock Fund, Dreyfus Select Managers Small Cap Value Fund, and Dreyfus Select Managers Small Cap Growth Fund.

BNY Mellon Mid Cap Stock Fund normally invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  This underlying fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® MidCap 400 Index (S&P MidCap 400).  The S&P MidCap 400 is an unmanaged, market capitalization-weighted index that measures the performance of 400 medium-capitalization stocks representing all major industries in the mid cap range of the U.S. stock market.  The stocks comprising the S&P MidCap 400 have market capitalizations generally ranging between $500 million and $7 billion.

BNY Mellon Small/Mid Cap Fund normally invests in equity securities of companies with total market capitalizations of between $200 million and $7 billion at the time of investment.  This underlying fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  This underlying fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500™ Index (Russell 2500).  The Russell 2500 is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks.

BNY Mellon Small Cap Stock Fund normally invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  This underlying fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor’s® SmallCap 600 Index (S&P SmallCap 600).  The S&P SmallCap 600 is an unmanaged, market capitalization-weighted index that measures the performance of 600 small-capitalization stocks representing all major industries in the small cap range of the U.S. stock market.  The stocks comprising the S&P SmallCap 600 have market capitalizations generally ranging between $50 million and $3 billion.

Dreyfus Select Managers Small Cap Value Fund normally invests in equity securities of companies with market capitalizations that fall within the range of companies in the Russell 2000 Value Index® at the time of purchase.  As of May 31, 2011, the market capitalization of the largest company in the Russell 2000 Value Index was $5.397 billion, and the weighted average and median market capitalizations of the Russell 2000 Value Index were $1.296 billion and $506 million, respectively.  This underlying fund uses a “multi-manager” approach by selecting one or more sub-investment advisers to manage its assets.  This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval.  This underlying fund’s assets are currently allocated among five unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Dreyfus Select Managers Small Cap Growth Fund normally invests in equity securities of companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index® at the time of purchase.  As of May 31, 2011, the market capitalization of the largest company in the Russell 2000 Growth Index was $5.722 billion, and the weighted average and median market capitalizations of the Russell 2000 Growth Index were $1.651 billion and $597 million, respectively.  This underlying fund’s portfolio is constructed so as to have a growth tilt.  This underlying fund uses a “multi-manager” approach by selecting one or more sub-investment advisers to manage its assets.  This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval.  This underlying fund’s assets are currently allocated among five unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Developed International and Global Equities

The portion of the fund’s assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund’s assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, Dreyfus/Newton International Equity Fund, Global Stock Fund (Dreyfus), and Dreyfus Global Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers.  This underlying fund allocates its assets between a core investment style and a value investment style at the discretion of its investment adviser.  This underlying fund is not managed to a specific target allocation between these investment styles.  However, under normal market conditions, at least 30% of its assets will be invested in each of the core and value investment styles.  Though not specifically limited, this underlying fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries.

Dreyfus/Newton International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership of such securities.  At least 75% of this underlying fund’s net assets is invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE®) Index.  This underlying fund may invest up to 25% of its assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries.  The core of the investment philosophy of this underlying fund’s portfolio managers is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context.  This underlying fund’s portfolio managers believe that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region.  The process begins by identifying a core list of investment themes that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others.  The portfolio managers for this underlying fund then indentify specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

Global Stock Fund (Dreyfus) focuses on companies located in the developed markets, such as the United States, Canada, Japan, Australia, Hong Kong, and Western Europe.  This underlying fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.  This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  The approach of this underlying fund’s portfolio managers is anchored to stock selection, building a portfolio from the bottom up through extensive fundamental research.  Geographic and sector allocations are results of, not part of, the investment process.

Dreyfus Global Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector.  This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).  Under normal market conditions, this underlying fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States).

Emerging Markets Equities

The portion of the fund’s assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries.  These underlying funds generally consider emerging markets to include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the underlying fund’s portfolio managers believe has an emerging economy or market.

The underlying fund in which the portion of the fund’s assets allocated to the emerging markets equities asset class may be invested currently is BNY Mellon Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.  This underlying fund may invest in companies of any size.  This underlying fund allocates its assets between a core investment style and a value investment style at the discretion of its investment adviser.  This underlying fund is not managed to a specific target allocation between these investment styles.  However, under normal market conditions, at least 30% of its assets will be invested in each of the core and value investment styles.  Normally, this underlying fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

Investment Grade Bonds

The portion of the fund’s assets allocated to the investment grade bonds asset class normally is invested directly in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality by the investment adviser, or in underlying funds that invest in such securities.  The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity.  Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities.  These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund’s portfolio allocated to the investment grade bonds asset class will not exceed eight years.  The fund may invest in individual bonds of any duration.  Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s fixed-income portfolio may be to changes in interest rates.  Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.  In calculating the average effective duration of the fund’s portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The fund’s investment adviser uses a disciplined process to select investment grade fixed-income securities and manage risk.  The investment adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets.  Fixed-income securities selected must fit within the investment adviser’s predetermined targeted positions for quality, duration, coupon, maturity and sector.  The process includes computer modeling and scenario testing of possible changes in market conditions.  The fund’s investment adviser will use other techniques in an attempt to manage market risk and duration.

The underlying funds in which the portion of the fund’s assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Intermediate Bond Fund, and Dreyfus Inflation Adjusted Securities Fund.

BNY Mellon Short-Term U.S. Government Securities Fund normally invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities.  This underlying fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities.  The securities in which this underlying fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.  Typically in choosing securities, this underlying fund’s portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates.  Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.  Generally, this underlying fund’s average effective portfolio maturity and average effective portfolio duration will be less than three years.  This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Intermediate Bond Fund actively manages bond market and maturity exposure.  This underlying fund’s investment adviser uses a disciplined process to select bonds and manage risk.  The process includes computer modeling and scenario testing of possible changes in market conditions.  The investment adviser will use other techniques in an attempt to manage market risk and duration.  Generally, this underlying fund’s average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years.  This underlying fund may invest in individual bonds of any maturity or duration.

Dreyfus Inflation Adjusted Securities Fund normally invests in inflation-indexed securities.  These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.  The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond.  Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon.  This underlying fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities.  To a limited extent, this underlying fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation.  Such other fixed-income securities may include:  U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.  This underlying fund seeks to keep its average effective portfolio duration at two to ten years.  This underlying fund may invest in securities with effective or final maturities of any length.

High Yield Bonds

The portion of the fund’s assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity.  Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying fund in which the portion of the fund’s assets allocated to the high yield bonds asset class may be invested currently is Dreyfus High Yield Fund.

Dreyfus High Yield Fund normally invests in various types of high yield fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers.  In choosing securities, this underlying fund seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements.  This underlying fund’s investment process involves a “top down” approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength, and the company’s management.  This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing.  There are no restrictions on the dollar-weighted average maturity of this underlying fund’s portfolio or on the maturities of the individual fixed-income securities it may purchase.

Emerging Markets Debt

The portion of the fund’s assets allocated to the emerging markets debt asset class normally is invested in underlying funds that generally invest in debt securities of emerging market companies or governments.  Certain of these underlying funds invest in debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities and currencies.

The underlying funds in which the portion of the fund’s assets allocated to the emerging markets debt asset class may be invested currently include Dreyfus Emerging Markets Debt Local Currency Fund and an unaffiliated investment company.

Dreyfus Emerging Markets Debt Local Currency Fund normally invests in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.  This underlying fund’s emerging market bond investments may include bonds and other debt issued by governments, their agencies and instrumentalities, or by central banks, corporate debt securities and other fixed-income securities or instruments that provide investment exposure to emerging market debt.  This underlying fund may enter into forward contracts, futures and options contracts and swap agreements with respect to emerging market currencies to provide economic exposure similar to investments in sovereign and corporate emerging market debt.  This underlying fund is not restricted as to credit quality or maturity when making investments in debt securities.  In choosing investments, this underlying fund’s portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models.  A “top down” analysis of macroeconomic, financial and political variables guides country and currency allocation.  The portfolio managers also consider other market technicals and the global risk environment.  The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country.

The unaffiliated underlying fund normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.  This underlying fund generally will invest in at least four emerging market countries.  This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values.  In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations.  In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund’s assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies.  These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund’s assets allocated to the diversifying strategies asset class may be invested currently include two unaffiliated investment companies.

One of these unaffiliated underlying funds normally invests in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the Standard & Poor’s Diversified Trends Indicator®, a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends.  The current components of the Standard & Poor’s Diversified Trends Indicator consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals.  These contracts are positioned long or short based on their prices relative to their moving averages (except for the energy sector contracts, which are positioned long or flat but cannot have a short position).  This underlying fund will seek to gain exposure to the Standard & Poor’s Diversified Trends Indicator by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds and other investment companies that provide exposure to the managed commodities and financial futures markets, commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock.  This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-linked derivative instruments.

The other unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments.  Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments.  These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds.  This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds.  This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Money Market Instruments

The portion of the fund’s assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including:  securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities.  The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

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Investment Risks

In addition to the investment risks applicable to the fund as described in the fund’s prospectus, an investment in the fund is subject to large cap stock risk and municipal bond market risk described in the fund’s prospectus.  The fund is also subject to the following additional risks:

•  Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund’s assets among the asset classes and the underlying funds.  There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.  The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

•  Correlation risk.  Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.  Because the fund invests in equity securities and fixed-income securities, the fund is subject to correlation risk.

•  Portfolio turnover risk.  The fund’s investment adviser anticipates that the changes to the fund’s investment strategy initially may result in more portfolio turnover than is typical for the fund which will produce transaction costs.  The fund’s investment adviser intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution.  However, such turnover could result in higher taxable distributions to shareholders and lower the fund’s after-tax performance.

The fund invests in shares of the underlying funds and thus the fund is subject to the same investment risks as the underlying funds in which it invests, which are described in the fund’s prospectus and below.  For more information regarding these risks, see the prospectus for the specific underlying fund.

In addition to the investment risks applicable to the underlying funds as described in the fund’s prospectus, the fund’s investments in underlying funds also are subject to the following additional risks:

•  Alternative asset categories and investment strategies risk.  Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies.  Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund’s assets allocated to such asset class.

•  Commodity sector risk.  Exposure to the commodities markets through its investments in certain underlying funds may subject the fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds.  Investments linked to the prices of commodities are considered speculative.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including:  changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.  United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.”  Once the limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the commodity-linked investments.

•  Exchange-traded fund (ETF) risk.  ETFs in which the fund and certain underlying funds may invest typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities) or the number of securities (or commodities) held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  Certain underlying funds may invest in ETFs that are not registered under the Investment Company Act of 1940, as amended, including commodity pools registered under the Commodity Exchange Act.  Brokerage costs are incurred when purchasing and selling shares of ETFs.

•  Foreign government obligations and securities of supranational entities risk.  Investing in the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which an underlying fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment.  Some of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  Some sovereign obligors in emerging market countries have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

•  Real estate sector risk.  Investments in the securities of companies principally engaged in the real estate sector will be affected by factors particular to the real estate sector.  The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.  These include:  declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses.  In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.  Moreover, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks.  Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest a majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended.  Further, REITs are highly dependent upon management skill and often are not diversified.  REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.  In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.  Certain REITs provide for a specified term of existence in their trust documents.  Such REITs run the risk of liquidating at an economically disadvantageous time.

•  RIC tax risk.  As a regulated investment company (RIC), an underlying fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  Certain underlying funds intend to achieve exposure to currency markets primarily through entering into forward currency contracts.  Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income.

Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements.  Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund.  The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds’ investment in their respective subsidiaries will constitute “qualifying income” for purposes of the 90% income test described above.  The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds’ investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund’s taxable income or any gains and distributions made by such underlying fund.

•  Subsidiary risk.  Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund.  By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary’s investments in commodities.  The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act.  As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended.  Changes in the laws of the United States or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund’s prospectus and could negatively affect such underlying fund and its shareholders.  In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries.  If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

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Performance

As of the Effective Date, the fund will no longer compare the performance of its shares to that of a hybrid index composed of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index, since such hybrid index will no longer be reflective of the manner in which the fund’s assets may be allocated.  The fund will continue to compare the performance of its shares to that of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index.

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Portfolio Management

As of the Effective Date, Christopher E. Sheldon, CFA, will be the fund’s primary portfolio manager responsible for investment allocation decisions; he is Director of Investment Strategy for BNY Mellon Wealth Management and an employee of The Dreyfus Corporation.  Sean P. Fitzgibbon, CFA, and Jeffrey D. McGrew, CFA, are the fund’s primary portfolio managers responsible for managing the portion of the fund’s assets allocated to individual equity securities, positions they have held since February 2007 and January 2010, respectively.  John F. Flahive, CFA, is the fund’s primary portfolio manager responsible for managing the portion of the fund’s assets allocated to individual fixed-income securities, a position he has held since March 2006.  Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and TBCAM.  Mr. McGrew is a managing director, portfolio manager, research analyst and member of the global core equity team at TBCAM, and is a dual employee of The Dreyfus Corporation and TBCAM.  Mr. Flahive is first vice president of The Bank of New York Mellon, an affiliate of The Dreyfus Corporation, and is a dual employee of The Dreyfus Corporation and The Bank of New York Mellon.

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July 19, 2011

BNY MELLON FUNDS TRUST

BNY Mellon Balanced Fund

Supplement to Statement of Additional Information
dated December 31, 2010

The following information supplements and supersedes any contrary information contained in the sections of the Fund’s Statement of Additional Information entitled “The Funds and Their Investments – Balanced Fund” and “Management Arrangements”:

Effective on or about September 15, 2011 (the “Effective Date”), BNY Mellon Balanced Fund’s name will be changed to “BNY Mellon Asset Allocation Fund” and BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the Fund’s investment adviser, will implement changes to the Fund’s investment strategy as described below.  The Fund’s investment objective –  to seek long-term growth of principal in conjunction with current income –  will not change; however, the underlying funds and the asset classes in which the Fund will be permitted to invest, directly and/or through investment in the underlying funds, will be expanded to include the underlying funds and asset classes described below.

The Fund’s portfolio managers will seek to implement the changes to the Fund’s investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.  One or more of these factors could delay the full implementation of the changes to the Fund’s investment strategy for a period of approximately six months from the Effective Date.

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As of the Effective Date, the Fund may invest in both individual securities and other investment companies, including other BNY Mellon Funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the “underlying funds”), which in turn may invest directly in the asset classes described below.  The Fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes:  Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

The Fund is not required to maintain exposure to any particular asset class and the Investment Adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations.  The Fund may invest directly in the equity securities of companies with total market capitalizations of $5 billion or more and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the Investment Adviser, at the time of purchase.

The Fund, and certain of the underlying funds in which the Fund may invest, may utilize the following investment techniques:  borrowing, securities lending, when-issued securities and delayed delivery transactions, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), participation notes, foreign currency transactions and forward contracts and mortgage dollar rolls.

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No administration fee is applied to assets held by the Fund which are invested in (i) cash or money market instruments or (ii) shares of the underlying funds.

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As of the Effective Date, Christopher E. Sheldon, CFA, will be the Fund’s primary portfolio manager responsible for investment allocation decisions.  Sean P. Fitzgibbon, CFA, and Jeffrey D. McGrew, CFA, are the Fund’s primary portfolio managers responsible for managing the portion of the Fund’s assets allocated to individual equity securities.  John F. Flahive, CFA, is the Fund’s primary portfolio manager responsible for managing the portion of the Fund’s assets allocated to individual fixed-income securities.

The following table lists the number and types of other accounts advised by Mr. Sheldon and assets under management in those accounts as of August 31, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Christopher E. Sheldon	9	$347.76 M	0	N/A	0	N/A

None of the accounts managed by Mr. Sheldon is subject to a performance-based advisory fee.

As of the date of this Supplement, Mr. Sheldon did not own any shares of the Fund.

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